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                          STOCK PURCHASE AGREEMENT                EXHIBIT 99.1


       THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of May 6, 1999 by and between COCENSYS, INC., a Delaware corporation (the "Company") and the purchasers set forth on the signature pages of this Agreement (collectively, the "Purchaser").

       1.     PURCHASE AND SALE

              1.1 PURCHASE AND SALE. Subject to the terms and conditions set forth herein, and in reliance on the representations, warranties and agreements set forth in Sections 2 and 3 hereof, the Company hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from the Company, Four Hundred Fifty Thousand (450,000) shares (the "Shares") of Series A-1 Junior Preferred Stock of Cytovia, Inc. ("Cytovia"), for $7.39 per share, or an aggregate total of $3,325,500 (the "Purchase Price").

              1.2 CLOSING. The consummation of the purchase and sale of the Shares (the "Closing") shall take place on the second business day following satisfaction of all conditions to close set forth below, or such other date as the Company and Purchaser shall agree (the "Closing Date"). At the Closing, the Company will deliver to Purchaser a certificate or certificates for the Shares, with the endorsement(s) on the reverse thereof, or an assignment separate from certificate, duly completed and executed, and Purchaser shall pay the Purchaser Price by wire transfer pursuant to the Company's instructions.

       2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

              The Company hereby represents and warrants to Purchaser as follows:

              2.1 INTEREST IN SHARES. The Company is the record owner of the Shares and, subject to satisfaction of the conditions set forth in Section 4.1 hereof, has the power to transfer its right, title and interest in the Shares to Purchaser.

              2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all the Company's obligations hereunder and thereunder, and for the sale and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

              2.3 NO SOLICITATION. The Company knows the Purchaser personally. The Company has made no general solicitation in connection with the Shares and has not offered the Shares to anyone other than Purchaser.


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       3.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

              Purchaser hereby represents and warrants to the Company as follows:

              3.1 LEGAL POWER. Purchaser has the requisite legal power to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

              3.2 AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of it.

              3.3    INVESTMENT REPRESENTATIONS.

                     (a) Purchaser is an "accredited investor," as that term is defined in Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

                     (b) Purchaser is acquiring the Shares solely for its own account for investment and not with a view to or for sale or distribution of the Shares or any part thereof. The entire legal and beneficial interests of the Shares Purchaser is acquiring is being acquired for, and will be held for, Purchaser's account only.

                     (c) Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), on the basis that no distribution or public offering of the Shares is to be effected. Purchaser realizes that the basis for the exemption may not be present if, notwithstanding the undersigned's representations, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Purchaser has no such intention.

                     (d) Purchaser recognizes that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser recognizes that Cytovia has no obligation to register the Shares or to comply with any exemption from such registration.

                     (e) Purchaser is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act ("Rule 144") unless certain conditions are met and until Purchaser has held the Shares for at least one year. Among the conditions for use of the rule is the availability of current information to the public about Cytovia. The undersigned understands that Cytovia has not made such information available and has no present plans to do so.

                     (f) Purchaser further agrees not to make any disposition of all or any part of the Shares in any event unless and until:


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                            (i)    the Shares are transferred pursuant to Rule
144, and Cytovia shall have received from documentation acceptable to it that a sale of the Shares has occurred in accordance with all of the provisions of Rule 144; or

                            (ii)   Cytovia shall have received a letter secured
by Purchaser from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                            (iii)  there is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                            (iv)   (x) Purchaser shall have notified Cytovia of
the proposed disposition and shall have furnished Cytovia with a detailed statement of the circumstances surrounding the proposed disposition, (y) Purchaser shall have furnished Cytovia with an opinion of counsel for Purchaser to the effect that such disposition will not require registration of such Shares under the Securities Act, and (z) such opinion of counsel for Purchaser shall have been concurred in by Cytovia's counsel.

                     (g) Purchaser agrees to be bound by any and all restrictions and obligations with respect to the Shares as may be set forth in any stock purchase, stock registration, co-sale, investors' rights agreement or any bylaw or other agreement or document relating to the Shares.

                     (h) Purchaser understands and agrees that all certificates evidencing the Shares may bear the following legend:

              "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

       4.     CONDITIONS TO CLOSING

              4.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. Purchaser's obligation to purchase the Shares is subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived by
Purchaser:

                     (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing.


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                     (b)    QUALIFICATIONS, LEGAL INVESTMENT.  All
authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order in joining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

                     (c) WAIVER OF RIGHT OF FIRST REFUSAL. Cytovia shall have waived in writing the right of first refusal set forth in Article XIV,
Section 46, of its bylaws, or such right shall be deemed not to apply by virtue of subsection (f)(3) thereof.

              4.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction, at or prior to the Closing, of the following conditions, any of which may be waived by the Company:

                     (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchaser in Section 3 hereof shall be true and correct at the Closing Date, with the same force and effect as if they had been made on and as of said date.

                     (b) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing.

                     (c) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

                     (d) WAIVER OF CO-SALE RIGHTS. The rights of co-sale set forth in Section 5.1 of that certain Investor Rights Agreement, dated March 27, 1998, by and among Cytovia and the Founders and Investors named therein, shall have been waived in writing by each of the Investors.


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       5.     GOVERNING LAW.  This Agreement shall be governed by and construed under the laws of the State of Delaware.

       6. FURTHER EXECUTION. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

       7. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) days following mailing by registered or certified mail, postage and fees prepaid, addressed to the parties at the address set forth in the signature block below.

       8. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the successors and assigns of Company and Purchaser, to the extent permitted under rules, regulations and agreements governing transfer of the Shares.

       9. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the sale to Purchaser or any entity affiliated with Purchaser of the Shares, or any other shares of Cytovia stock now or heretofore held by the Company, and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

       10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.


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This Agreement is hereby executed as of the date above first written.

COCENSYS, INC.

By:  /s/
     --------------------------------------       Address for notices:
     F. Richard Nichol, Ph.D.                     CoCensys, Inc.
     Chairman of the Board, President & CEO       201 Technology Drive
                                                  Irvine, CA 92618

PURCHASER

DOMAIN PARTNERS III, L.P.                         No. of Shares:  113,500
                                                  Dollar Amount:  $838,765.00
By:  One Palmer Square Associates III, L.P.,
     Its General Partner                          Address for notices:
                                                  C/o Domain Associates, L.L.C.
     By:  /s/                                     One Palmer Square
          ---------------------------------       Princeton, NJ 08542
          Kathleen K. Schoemaker
          General Partner

DP III ASSOCIATES, L.P.                           No. of Shares:  8,990
                                                  Dollar Amount:  $66,436.10
By:  One Palmer Square Associates III, L.P.,
     Its General Partner                          Address for notices:
                                                  C/o Domain Associates, L.L.C.
     By:  /s/                                     One Palmer Square
          ---------------------------------       Princeton, NJ 08542
          Kathleen K. Schoemaker
          General Partner

DOMAIN PARTNERS IV, L.P.                          No. of Shares:  324,790
                                                  Dollar Amount:  $2,400,198.10
By:  One Palmer Square Associates IV, L.L.C.,
     Its General Partner                          Address for notices:
                                                  C/o Domain Associates, L.L.C.
     By:  /s/                                     One Palmer Square
          ---------------------------------       Princeton, NJ 08542
          Kathleen K. Schoemaker
          Managing Member

DP IV ASSOCIATES, L.P.                            No. of Shares:  2,720
                                                  Dollar Amount:  $20,100.80
By:  One Palmer Square Associates IV, L.L.C.,
     Its General Partner                          Address for notices:
                                                  C/o Domain Associates, L.L.C.
     By:  /s/                                     One Palmer Square
          ---------------------------------       Princeton, NJ 08542
          Kathleen K. Schoemaker
          Managing Member


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